AGREEMENT TO RESCIND

THIS AGREEMENT TO RESCIND is made as of the 31st day of October 2008.

AMONG:

EACH OF THOSE PERSONS holding shares of the Company, as listed in Schedule “A” hereto

(each a “Vendor” and collectively, the “Vendors”)

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1384482 ALBERTA LTD., a company incorporated pursuant to the laws of the Province of Alberta with its principal office at 1000 Canterra Tower, 400-3rd Avenue S.W., Calgary, Alberta T2P 4H2

(“Acquireco”)

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TAMM OIL AND GAS CORP., a corporation incorporated under the laws of the State of Nevada, having its principal office at 460, 734-7th Avenue S.W., Calgary, Alberta T2P 3P8

(“Tamm”)

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1132559 ALBERTA LTD., a corporation incorporated pursuant to the laws of the Province of Alberta, Canada with its principal office at 245 Citadel Way NW., Calgary, Alberta T3G 4W8

(the “Company”)

WHEREAS the Vendors were the registered holders and beneficial owners of an aggregate of 108 common shares in the capital of the Company as set out in Schedule “A” hereto (the “Purchased Shares”);

WHEREAS Acquireco is a wholly-owned subsidiary of Tamm; and

WHEREAS the Vendors, Acquireco, Tamm and the Company are parties to a share exchange agreement dated effective the 20th day of May 2008 (the “Share Exchange Agreement”); and

WHEREAS Acquireco, Tamm and the Trustee are parties to a support agreement dated effective the 20th day of May 2008 (the “Support Agreement”); and

WHEREAS Acquireco, Tamm and the Trustee are parties to an exchange and voting trust agreement dated effective the 20th day of May 2008 (the “Exchange and Voting Trust Agreement”); and

WHEREAS certain of the conditions precedent set out in the Share Exchange Agreement have not been satisfied; and

WHEREAS the Parties wish to rescind the Agreements due to the failure to meet such conditions precedent as hereinafter provided;

NOW THEREFORE in consideration of the premises and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the Parties hereto mutually covenant and agree as follows:

ARTICLE 1 – RESCISSION

1.1	Rescission

In consideration of the mutual release set forth in Section 2.1, the Parties acknowledge and agree that all rights, benefits, duties, liabilities and obligations of the Parties under the Share Exchange Agreement, the Support Agreement, the Exchange and Voting Trust Agreement or under any ancillary agreements, (all together the “Agreements”) documents or instruments delivered in connection therewith are hereby rescinded and each party is absolved from future performance of its obligations under each of the Agreements.

ARTICLE 2 – RELEASE

2.1	Mutual Release

Each Party hereby releases and forever discharges each of the other Parties from any and all claims, demands, proceedings, causes of action, obligations, debts and other liabilities whatsoever, both at law and in equity, which such Party now has, or has ever had, or may hereafter have under or howsoever arising in connection with the Share Exchange Agreement, the Support Agreement, the Exchange and Voting Trust Agreement or any ancillary agreements, documents or instruments delivered in connection therewith.

ARTICLE 3 – SHARES

3.1	Cancellation of 1384482 Alberta Ltd. Shares

Forthwith, each Vendor shall return to Acquireco all Series A Preferred Shares of Acquireco that each Vendor currently holds in escrow, for cancellation by Acquireco.

3.2	Return of 1132559 Alberta Ltd.

SharesForthwith, Acquireco shall return to the Company the 108 Class A Common Shares of the Company that Acquireco currently holds in escrow. The Company shall distribute the Class A Common Shares to each Vendor in the same amount each Vendor held immediately prior to the Share Exchange Agreement, and as recorded in Schedule “B” of the Share Exchange Agreement.

ARTICLE 4 - MISCELLANEOUS PROVISIONS

4.1	Further Acts

Each Party shall, at the request of and at the expense of the other Parties, execute and deliver any further documents and do all further acts and things that may be required in order to carry out the intent and purpose of this Agreement.

4.2	Enurement

This Agreement shall enure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns.

4.3	Governing Law and Attornment

This Agreement shall be governed by the laws of the Province of Alberta and the laws of Canada in force in the Province of Alberta.

4.4	Amendments

No term or provision hereof may be amended except by an instrument in writing signed by all of the parties to this Agreement.

4.5	Counterparts

This Agreement may be executed by the Parties in one or more counterparts by original or by facsimile, each of which when so executed and delivered shall be an original and such counterparts shall together constitute one and the same instrument.

4.6	Power of Attorney

On behalf of each Vendor, William Tighe may sign this Agreement to Rescind pursuant to the power of attorney granted to him by the Vendors on May 10, 2008.

IN WITNESS WHEREOF the parties have duly executed this Agreement on the day and year first above written.

TAMM OIL & GAS CORP.

Name:
Title:	President

1384482 ALBERTA LTD.

Name:
Title:	President, Director

Name:
Title:	Director

MUZZ INVESTMENTS INC. by its attorney

Per:	Authorized Signatory

ALDFORD GROUP LTD., by its attorney

Per:
Authorized Signatory

DIANELLA LTD., by its attorney

Per:
Authorized Signatory

SICAMOUS OIL AND GAS CONSULTANTS LTD.

Per:
Authorized Signatory

1004731 ALBERTA LTD., by its attorney

Per:
Authorized Signatory

ISLAND ESTATES, by its attorney

Per:
Authorized Signatory

JETFIRE ASSETS, by its attorney

Per:
Authorized Signatory

RAINFORT INTERNATIONAL INC., by its attorney

Per:
Authorized Signatory

WATIMA SOLUTIONS INC., by its attorney

Per:
Authorized Signatory

NORCAN MANAGEMENT INC., by its attorney

Per:
Authorized Signatory

Witness	Guido Hilekes, by his attorney

Witness	Gayle Burgess, by her attorney

SCHEDULE A
COMPLETE LIST OF SHAREHOLDERS OF 1132559 ALBERTA LTD.

		Number of
		Exchangeable
	Number of Purchased	Shares to be
Name of Shareholder	Shares Held	issued

Aldford Group Ltd.	10	1,388,889
Dianella Ltd.	5	694,444
Sicamous Oil and Gas Consultants Ltd.	5	694,444
Norcan Management Inc.	5	694,444
1004731 Alberta Ltd.	5	694,444
Island Estates	5	694,444
Muzz Investments Inc.	10	1,388,889
Jetfire Assets	10	1,388,889
Rainfort International Inc.	20	2,777,778
Watima Solutions Inc.	20	2,777,778
Guido Hilekes	3	416,667
Gayle Burgess	10	1,388,889